Exhibit 99.1

Media Contact:
Mary Ellen Keating
Senior Vice President
Corporate Communications
(212) 633-3323
mkeating@bn.com

Investor Contacts:
Andy Milevoj
Vice President of Investor Relations
(212) 633-3489
amilevoj@bn.com

BARNES & NOBLE BOARD APPROVES SPIN-OFF OF BARNES & NOBLE EDUCATION, INC.

COMPANY ALSO ANNOUNCES DIVIDEND POLICY

Record and Distribution Dates and Final Distribution Ratio For Spin-Off Announced

NEW YORK, NY –July 14, 2015 –Barnes & Noble, Inc. (NYSE: BKS) (“Barnes & Noble”, the “Company”), today announced the timing and details regarding the spin-off of Barnes & Noble Education, Inc. (“BNED”) from Barnes & Noble. Contemporaneously with the approval of the spin-off, the Company also announced a new quarterly dividend policy for Barnes & Noble stockholders.

Spin-Off of Barnes & Noble Education, Inc.

The Barnes & Noble board of directors (the “Board”) has approved the final distribution ratio and declared a pro rata dividend of the outstanding shares of BNED common stock, which will result in the complete legal and structural separation of the two companies. The distribution is subject to the satisfaction or waiver of certain conditions as set forth in BNED’s Registration Statement on Form S-1 (the “Prospectus”).

On the distribution date of August 2, 2015, Barnes & Noble stockholders of record as of 5:00 p.m. on July 27, 2015, the record date for the distribution, will receive 0.632 shares of BNED common stock for each share of Barnes & Noble common stock they hold on the record date.

No action or payment is required by Barnes & Noble stockholders to receive the shares of BNED common stock. Stockholders who hold Barnes & Noble common stock on the record date will receive a book-entry account statement reflecting their ownership of BNED common stock or their brokerage account will be credited with the BNED shares. The Prospectus, which contains details regarding the distribution of the BNED common stock and BNED’s business and management following the BNED spin-off, is being mailed to Barnes & Noble stockholders.

For U.S. federal income tax purposes, Barnes & Noble’s U.S. stockholders (other than those subject to special rules) generally will not recognize gain or loss as a result of the distribution of BNED shares. Barnes & Noble stockholders are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the BNED spin-off.

Shares of Barnes & Noble common stock will continue to trade “regular way” on the New York Stock Exchange (“NYSE”) under the symbol “BKS” through the distribution date of August 2, 2015, and thereafter. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling Barnes & Noble common stock on or before the distribution date.

BNED common stock is expected to begin trading on a “when-issued” basis on the NYSE under the symbol “BNED WI” beginning on July 23, 2015. On August 3, 2015, when-issued trading of BNED common stock will end and “regular-way” trading under the symbol “BNED” will begin. The CUSIP number for the BNED common stock will be 06777U 101 when regular way trading begins.

Dividend Policy

Contemporaneously with the approval of the spin-off, the Board also approved a policy of paying dividends at an annual rate of $0.60 per share of common stock of the Company, payable in four installments of $0.15 per share of common stock of the Company, with such quarterly dividends to be declared on a quarterly basis by the Board. The timing, declaration, amount and payment of any future dividends to stockholders will fall within the discretion of the Board, taking into account such considerations as the Board may deem relevant at the time, including, without limitation, the Company’s financial condition, financial performance, available liquidity, any applicable restrictions under the Company’s credit facilities and applicable legal requirements.

In accordance with the dividend policy, the Board has declared a dividend equal to $0.15 per share of common stock of the Company to the holders of record of the common stock of the Company as of the close of business on August 7, 2015, with such dividend being payable on August 17, 2015.

Forward-Looking Statements

This press release contains certain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and information relating to Barnes & Noble that are based on the beliefs of the management of Barnes & Noble as well as assumptions made by and information currently available to the management of Barnes & Noble.  When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” “forecasts,” “projections,” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements.

Such statements reflect the current views of Barnes & Noble with respect to future events, the outcome of which is subject to certain risks, including, among others, the effect of the proposed separation of Barnes & Noble Education, uncertainties regarding the timing of “when-issued” and “regular-way” trading, regarding the conditions to the distribution and regarding Barnes & Noble’s dividend policy, the general economic environment and consumer spending patterns, decreased consumer demand for Barnes & Noble’s products, low growth or declining sales and net income due to various factors, possible disruptions in Barnes & Noble’s computer systems, telephone systems or supply chain, possible risks associated with data privacy, information security and intellectual property, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible risks that inventory in channels of distribution may be larger than able to be sold, possible risks associated with changes in the strategic direction of the device business, including possible reduction in sales of content, accessories and other merchandise and other adverse financial impacts, possible risk that component parts will be rendered obsolete or otherwise not be able to be effectively utilized in devices to be sold, possible risk that financial and operational forecasts and projections are not achieved, possible risk that returns from consumers or channels of distribution may be greater than estimated, the risk that digital sales growth is less than expectations and the risk that it does not exceed the rate of investment spend, higher-than-anticipated store closing or relocation costs, higher interest rates, the performance of Barnes & Noble’s online, digital and other initiatives, the success of Barnes & Noble’s strategic investments, unanticipated increases in merchandise, component or occupancy costs, unanticipated adverse litigation results or effects, product and component shortages, risks associated with the commercial agreement with Samsung, the potential adverse impact on Barnes & Noble’s businesses resulting from Barnes & Noble’s prior reviews of strategic alternatives and the potential separation of Barnes & Noble’s businesses (including with respect to the timing of the completion thereof), the risk that the transactions with Pearson and Samsung do not achieve the expected benefits for the parties or impose costs on Barnes & Noble in excess of what Barnes & Noble anticipates, including the risk that NOOK Media’s applications are not commercially successful or that the expected distribution of those applications is not achieved, risks associated with the international expansion previously undertaken, including any risks associated with a reduction of international operations following termination of the Microsoft commercial agreement, the risk that NOOK Media is not able to perform its obligations under the Pearson and Samsung commercial agreements and the consequences thereof, the risks associated with the termination of Microsoft commercial agreement, including potential customer losses, risks associated with the restatement contained in, the delayed filing of, and the material weakness in internal controls described in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended April 27, 2013, risks associated with the SEC investigation disclosed in the quarterly report on Form 10-Q for the fiscal quarter ended October 26, 2013, risks associated with the ongoing efforts to rationalize the NOOK business and the expected costs and benefits of such efforts and associated risks and other factors which may be outside of Barnes & Noble’s control, including those factors discussed in detail in Item 1A, “Risk Factors,” in Barnes & Noble’s Annual Report on Form 10-K for the fiscal year ended May 2, 2015, and in Barnes & Noble’s other filings made hereafter from time to time with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to Barnes & Noble or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. Barnes & Noble undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this communication.

About Barnes & Noble, Inc.

Barnes & Noble is a Fortune 500 company and the leading retailer of content, digital media and educational products. Barnes & Noble operates 658 Barnes & Noble bookstores in 50 states, and one of the Web’s largest e-commerce sites, BN.com (www.bn.com). Its NOOK digital business offers award-winning NOOK® products and an expansive collection of digital reading and entertainment content through the NOOK Store® (www.nook.com).

General information regarding Barnes & Noble can be obtained by visiting Barnes & Noble’s corporate website: www.barnesandnobleinc.com.

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